UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2020

OLD NATIONAL BANCORP

(Exact name of Registrant as specified in its charter)

Indiana	001-15817	35-1539838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Main Street Evansville, Indiana	47708
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 464-1294

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	ONB	NASDAQ

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (s230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (s240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K dated April 30, 2020 filed by Old National Bancorp under Items 5.02, 5.03, 5.07, and 9.01 (the “Initial Report”).

The purpose of this Amendment No. 1 to the Initial Report is to file the correct Exhibit Numbers referenced in Item 5.03.  The Initial Report incorrectly listed Exhibit Numbers 3.1 and 3.2 as Exhibits 33.1 and 33.2, respectively.

Item 5.03 Amendments to Articles of Incorporation or Bylaws

Shareholders approved the Company’s proposal for the Approval of the Amendment to Article VIII of the Articles of Incorporation to Allow Shareholders to Amend the By-Laws of the Company, at the Annual Meeting of Shareholders today. The Company filed the Fifth Amended and Restated Articles of Incorporation with the Secretary of State of Indiana, which is effective April 30, 2020. The description of the amendment to the Articles of Incorporation is included in the Proxy Statement and the Fifth Amended and Restated Articles of Incorporation is attached hereto as Exhibit 3.1 and incorporated herein by reference.

At a meeting of the Board on April 30, 2020, the Board approved and adopted, effective as of April 30, 2020, certain amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”).  The amendments are as follows:

•	Amending Article I, Section 3. Seal – Amended to allow for the Corporate Seal to be affixed to documents either physically or electronically.
•	Amending Article IV, Section 1. Place of Meeting – Meeting of Shareholders may be held in person or solely by means of remote communication.
•	Amending Article IV, Section 4. Notice of Meetings – Amended to reflect changes made allowing meetings solely by remote communication.
•	Amending Article IV, Section 7. Voting List – Amended to reflect changes made allowing meetings solely by remote communication.
•	Amending Article V, Section 1. Election, Term, and Number – Amended to reduce the number of Members of the Board to thirteen (13) from fifteen (15).
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Amending Article V, Section 5. Remote Meetings Permitted – Replaces previous Section 12, Participation in Meetings by Telephone. New section allows meetings of the Board solely by remote communication.

•	Deleting Article V, Section 12. Participation in Meetings by Telephone – replaced by new Section 5 allowing meetings solely by remote communication.
•	Amending Article VIII – Amended to allow for either the Shareholders or the Board to amend the Bylaws.
•	Article V section numbering updated to account for addition of new section 5 and deletion of section 12.
•	Term Stockholder replaced with the word Shareholder.
•	Effective Date moved to the beginning.

The foregoing description of the amendments to the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Fifth Amended and Restated Articles of Incorporation of Old National Bancorp.
3.2	Amended and Restated By-Laws of Old National Bancorp.
104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2020

OLD NATIONAL BANCORP

By:	/s/ Jeffrey L. Knight
Jeffrey L. Knight
EVP, Chief Legal Counsel and Corporate Secretary

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